UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 30, 2003



                              SILGAN HOLDINGS INC.
 ------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On October 30, 2003, Silgan Holdigns Inc. issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and
             Exhibits.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                Press Release dated October 30, 2003.


















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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SILGAN HOLDINGS INC.


                                     By:/s/ Frank W. Hogan, III
                                        -------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                        and Secretary


Date:  October 30, 2003






















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



                            INDEX TO EXHIBITS



      Exhibit No.                     Description
      -----------                     -----------

        99.1                  Press Release dated October 30, 2003.






















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